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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2003

NEW CENTURY FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-22633 (Commission File Number)	33-0683629 (IRS Employer Identification No.)
18400 Von Karman Avenue, Suite 1000, Irvine, California 92612 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

  99.1
  Press Release, dated April 16, 2003, issued by New Century Financial Corporation

ITEM 9. REGULATION FD DISCLOSURE

        The information included in this section is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

        On April 16, 2003, New Century Financial Corporation announced financial results for the quarter ended March 31, 2003. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION
April 16, 2003	By:	/s/ EDWARD F. GOTSCHALL Edward F. Gotschall Vice Chairman and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.
99.1	Press release, dated April 16, 2003, issued by New Century Financial Corporation

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX